SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 20, 1998
------------------------------
(Date of earliest event reported)

Commission File No. 333-45021





                           Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
         (99)                               Structural Term Sheets
                                            prepared by Norwest Asset
                                            Securities Corporation in
                                            connection with Norwest
                                            Asset Securities Corporation,
                                            Mortgage Pass-Through
                                            Certificates, Series 1998-6, 1998-7
                                            and 1998-9

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


March 20, 1998

                                   By:   /s/ B. David Bialzak
                                         --------------------
                                         B. David Bialzak
                                         Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.           Description                               Electronic (E)
-----------           -----------                               --------------

   (99)               Collateral Term Sheets                        E
                      prepared by Norwest
                      Asset Securities
                      Corporation in connection
                      with Norwest Asset
                      Securities Corporation, Mortgage
                      Pass-Through Certificates, Series 1998-6,
                      1998-7 and 1998-9